Fourth Quarter and Full Year 2023 Earnings Presentation March 14, 2024

Cautionary Statements And Risk Factors That May Affect Future Results The following presentation for Altus Power, Inc. (“Altus Power” or the “Company”) has been prepared by Altus Power’s management. You should read the presentation together with our consolidated financial statements and related notes appearing in our 2023 Annual Report on Form 10-K filed with the Securities and Exchange Commission (SEC) on March 14, 2024 (the “2023 Annual Report on Form 10-K”). Any references in this section to “we,” “our” or “us” shall mean Altus Power. In addition to historical information, this presentation contains statements that are considered "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, as amended. These statements do not convey historical information but relate to predicted or potential future events and financial results, such as statements of our plans, strategies and intentions, or our future performance or goals that are based upon management's current expectations. Our forward-looking statements can often be identified by the use of forward-looking terminology such as “aims,” "believes," "expects," "intends," "may," “could,” "will," "should," "plans," “projects,” “forecasts,” “seeks,” “anticipates,” “goal,” “objective,” “target,” “estimate,” “future,” “outlook,” “strategy,” “vision,” or variations of such words or similar terminology. Investors and prospective investors are cautioned that such forward-looking statements are only projections based on current estimations. These statements involve risks and uncertainties and are based upon various assumptions. Such risks and uncertainties include, but are not limited to, the risks as described in the "Risk Factors" in our 2023 Annual Report on Form 10-K These risks and uncertainties, among others, could cause our actual future results to differ materially from those described in our forward-looking statements or from our prior results. Any forward-looking statement made by us in this presentation is based only on information currently available to us and speaks to circumstances only as of the date on which it is made. We are not obligated to update these forward-looking statements, even though our situation may change in the future. Such forward-looking statements are subject to known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside Altus Power’s control, that could cause actual results to differ materially from the results discussed in the forward-looking statements. These risks, uncertainties, assumptions and other important factors include, but are not limited to: (1) the ability of Altus Power to successfully integrate into its business and recognize the anticipated benefits of recently completed business combinations and related transactions and generate profit from their operations; (2) the ability of Altus Power to retain customers and maintain and expand relationships with business partners, suppliers and customers; (3) the risk of litigation and/or regulatory actions related to the proposed acquisition of solar assets; (4) changes in applicable laws or regulations ; and (5) the possibility that Altus Power may be adversely affected by other economic, business, regulatory and/or competitive factors. The presentation includes financial information not prepared in accordance with generally accepted accounting principles (“Non-GAAP Financial Measures”). A reconciliation of the Non-GAAP Financial Measures to financial information prepared in accordance with generally accepted accounting principles (“GAAP”), as required by Regulation G, appears in the presentation, except where there is no comparable GAAP financial measure. The Company is providing disclosure of the reconciliation of reported Non-GAAP Financial Measures used in the presentation, among other places, to its comparable financial measures on a GAAP basis. The Company believes that the Non-GAAP Financial Measures provide investors additional ways to view our operations, when considered with both our GAAP results and the reconciliation to net income and net cash provided by operating activities, which we believe provide a more complete understanding of our business than could be obtained absent this disclosure. We believe the Non-GAAP Financial Measures also provide investors a useful tool to assess shareholder value. All rights to the trademarks, copyrights, logos and other intellectual property in this presentation belong to their respective owners and Altus Power’s use thereof does not imply an affiliation with, or endorsement by the owners or such trademarks, copyrights, logos or other intellectual property. Altus Power’s earnings call for the fourth quarter ended December 31, 2023, which was held on March 14, 2024, is intended to assist in understanding information Altus Power’s management discussed in that call. This presentation should be viewed in conjunction with the March 14, 2024, earnings call, a reply of which is available on Altus Power’s website at www.altuspower.com, under Investor. The information contained in the presentation is summary information that is intended to be considered in the context of the Company’s SEC filings and other public announcements that the Company may make, by press release or otherwise, from time to time. The Company undertakes no duty or obligation to publicly update or revise the information contained in this report, although it may do so from time to time as its management believes is warranted. Any such updating may be made through the filing of other reports or documents with the SEC, through press releases or through other public disclosure. This presentation is not intended to be all-inclusive or to contain all the information that a person may desire in considering an investment in Altus Power and is not intended to form the basis of an investment decision in Altus Power. All subsequent written and oral forward-looking statements concerning Altus Power or other matters and attributable to Altus Power or any person acting on its behalf are expressly qualified in their entirety by the cautionary statements above. 2

Record Expansion During 2023

#1 Market Leader
In Commercial Scale Solar[1]

Largest owner and operator of commercial scale solar

Benefits from being the **category leader**

Over 450
Enterprise Customers

~150 enterprise customers added

Estimated generation for year-end portfolio of **1,060,000,000** kilowatt hours of clean power for our customers

ALTUS IQ

896 MWs
As of December 31, 2023

~426 MWs additional assets including:

~74 MWs of new builds

~352 MWs of assets in operation added to our fleet

ARR[2] Revenue Metric
Added Visibility

Estimated Annual Recurring Revenues (ARR) of **$183 million** from our year-end portfolio

Our growing **recurring revenue** provides increased **visibility** towards our revenue targets

[1] Total Commercial Solar Ownership Rankings "US PV Leaderboard" by Wood Mackenzie as of March 7th, 2024

[2] ARR is an estimate that management uses to determine the expected annual revenue potential of our operating asset base at the end of a calendar year. ARR assumes customary weather, production, expenses and other economic and market conditions, as well as seasonality. It is not derived from a GAAP financial measure so it is difficult to provide a meaningful reconciliation to GAAP. Please see refer to the appendix for additional disclosures.

3

Strong Growth in a Challenging Market 4 $101 $155 2022 2023 Operating Revenues ($MM) Net Income/(Loss)* 2023 ($26.0) million 2022 $52.2 million $59 $93 2022 2023 Adjusted EBITDA1 ($MM) *GAAP Net Income figures include non-cash gain from remeasurement of alignment shares of $5.6M and $61.3M for 2022 and 2023, respectively. 1Adjusted EBITDA and Adjusted EBITDA Margin are non-GAAP financial measures. Please see Financial Statements in the Appendix for a reconciliation to the most directly comparable GAAP measures.

2024 Guidance Continues Growth Trend 51 Adjusted EBITDA and Adjusted EBITDA Margin are non-GAAP financial measures. Please see Financial Statements in the Appendix for a reconciliation to the most directly comparable GAAP measures. 2 Assumes midpoint of 2024 guidance ranges $37 $45 $72 $101 $155 $22 $26 $41 $59 $93 2019 2020 2021 2022 2023 2024E Operating Revenues ($MM) Adjusted EBITDA ($MM)1 Revenue & Adjusted EBITDA Growth Net Income ($MM) ($26.0) $52.2 $13.0 ($1.9) ($8.6) $200-222 $115-135

6 Rapid Client and Asset Growth Supported by >1GW Pipeline1 146 MW 240 MW 362 MW 470 MW 896 MW 2019 2020 2021 2022 2023 1 All data is as of December 31, 2023 Operating Assets Channel PartnersCBRE Blackstone Existing Customers 187 MWs 80 MWs 7 MWs 106 MWs In Construction / In Closing In Contract / In Negotiation Acquisitions New Builds Assets In Operation

7 Themes for 2024 Value Creation Strong Customer Demand Increased Communication Market Leadership 7

Fourth Quarter and Full Year Results 8 $26.8 $34.2 4Q 2022 4Q 2023 Revenue ($MM) $16.6 $17.3 4Q 2022 4Q 2023 Adjusted EBITDA1 ($MM) Net Income/(Loss) ($MM)* 4Q22 4Q23 $67.1 ($40.0) *GAAP Net Income figures include non-cash gain and (loss) from remeasurement of alignment shares of $70.7M, ($17.7M), $61.3M and $5.6M for 4Q 2022, 4Q 2023, FY 2022 and FY 2023, respectively. 1 Adjusted EBITDA and Adjusted EBITDA Margin are non-GAAP financial measures. Please see Financial Statements in the Appendix for a reconciliation to the most directly comparable GAAP measures. Fourth Quarter Results $101.2 $155.2 FY 2022 FY 2023 Revenue ($MM) $58.6 $93.1 FY 2022 FY 2023 Adjusted EBITDA1 ($MM) Net Income/(Loss) ($MM)* 2022 2023 $52.2 ($26.0)0 Full Year Results

ARR & 2024 Guidance 9 1 ARR is an estimate that management uses to determine the expected annual revenue potential of our operating asset base at the end of a calendar year. ARR assumes customary weather, production, expenses and other economic and market conditions, as well as seasonality. It is not derived from a GAAP financial measure so it is difficult to provide a meaningful reconciliation to GAAP. Please see refer to the appendix for additional disclosures 2. Adjusted EBITDA and Adjusted EBITDA Margin are non-GAAP financial measures. Please see Financial Statements in the Appendix for a reconciliation to the most directly comparable GAAP measures. $200-222 Million $115-135 Million Revenue Adjusted EBITDA 2024 Guidance Ranges Generation – range of irradiance, including the 2023 scenario Timing of new asset additions throughout the year 1 Key Variables $183 million of annual recurring revenue (ARR)1 Estimates for 2023 Year-End Portfolio 1,060,000,000 kilowatt-hours S 2

Demonstrated Access To Capital 10 ~$470 Million Of New Financings Completed During Q4 ‘23 $100 Million $200 Million Goldman Sachs & CPPIB Holdco Funding Blackstone Construction Facility (undrawn as of December 31, 2023) $163 Million Blackstone Term Loan Proceeds

2024 Expected Financing Plan 11 Sources of Financing for New Builds 1 Tax equity available for new-build projects 2 Cash, cash equivalents and restricted cash as of December 31, 2023 $219 million year-end Cash Balance2 $200 million Blackstone Construction Facility $115 million of capacity on Corporate Revolver (for working capital) Expected significant Cash Generation during 2024 Blackstone Term Funding Facility 60-70% of Asset Cost Cash 0-10% of Asset Cost No Equity Financing Expected for 2024 Growth Plan Tax Equity1 30% of Asset Cost

Appendix 12

Altus Power Portfolio Comprises 896 Megawatts Across 25 States1 13 1As of December 31, 2023 Recent Highlights • Closing of 121 megawatt Basalt portfolio in Carolinas • Completion of 74 megawatts of new builds • ~240 megawatts of assets to serve Community Solar customers State MWs % New Jersey 160 18% New York 155 17% Massachusetts 149 17% California 120 13% North Carolina 67 8% Minnesota 57 6% South Carolina 42 5% Hawaii 34 4% Nevada 21 2% All other 91 10% Total 896 100%

Portfolio Statistics as of December 31, 2023 14 Fixed 30% Fixed with Escalator 17% Variable 53% Breakdown of Contract Type (MWs)1 86 137 139 94 137 262 239 142 1Q 2Q 3Q 4Q Gigawatt-Hours 2022 2023 1 Percentages shown are approximations 362 369 377 470 678 698 721 896 1Q22 2Q22 3Q22 4Q22 1Q23 2Q23 3Q23 4Q23 Cumulative MWs

15 Full-Year Financials 2023 Operating Revenues $155 Million 2023 Adjusted EBITDA1 $93 Million 2023 Adjusted EBITDA Margin1 60 Percent 2023 Cash Flow from Operating Activities $79 Million 1 Adjusted EBITDA and adjusted EBITDA margin are non-GAAP financial measures Please see the Appendix for a reconciliation to the most directly comparable GAAP measure 2023 Net Loss $26 Million

16 Non-GAAP Reconciliation 1 Adjusted EBITDA and Adjusted EBITDA Margin are non-GAAP financial measures Adjusted EBITDA1 Three Months Ended December 31, Year Ended December 31, 2023 2022 2023 2022 (in thousands) (in thousands) Reconciliation of Net (loss) income to Adjusted EBITDA: Net (loss) income $ (39,964) $ 67,086 $ (25,973) $ 52,167 Income tax (benefit) expense (760) (1,472) (683) 1,076 Interest expense, net 17,336 6,394 47,486 22,162 Depreciation, amortization and accretion expense 15,573 8,781 53,627 29,600 Stock-based compensation 3,680 2,734 14,984 9,404 Acquisition and entity formation costs 1,380 3,046 4,508 3,629 Loss on fair value remeasurement of contingent consideration 2,057 225 2,207 79 Loss (gain) on disposal of property, plant and equipment — — 649 (2,222) Change in fair value of redeemable warrant liability — (800) — 5,647 Change in fair value of alignment shares liability 17,699 (70,681) (5,632) (61,314) Loss on extinguishment of debt, net 197 2,303 116 2,303 Other expense (income), net 134 (1,066) 1,784 (3,926) Adjusted EBITDA $ 17,332 $ 16,550 $ 93,073 $ 58,605 Adjusted EBITDA Margin1 Three Months Ended December 31, Year Ended December 31, 2023 2022 2023 2022 (in thousands) (in thousands) Reconciliation of Adjusted EBITDA margin: Adjusted EBITDA $ 17,332 $ 16,550 $ 93,073 $ 58,605 Operating revenues, net 34,192 26,764 155,162 101,163 Adjusted EBITDA margin % 51% 62% 60% 58%

17 Balance Sheet Condensed Consolidated Balance Sheet (In thousands, except share and per share data) As of December 31, 2023 As of December 31, 2022 Assets Current assets: Cash and cash equivalents $ 160,817 $ 193,016 Current portion of restricted cash 45,358 2,404 Accounts receivable, net 17,100 13,443 Other current assets 5,522 6,206 Total current assets 228,797 215,069 Restricted cash, noncurrent portion 12,752 3,978 Property, plant and equipment, net 1,619,047 1,005,147 Intangible assets, net 47,588 47,627 Operating lease asset 173,804 94,463 Derivative assets 530 3,953 Other assets 7,831 6,651 Total assets $ 2,090,349 $ 1,376,888 Liabilities, redeemable noncontrolling interests, and stockholders' equity Current liabilities: Accounts payable $ 7,338 $ 2,740 Construction payable 14,108 9,038 Interest payable 8,685 4,436 Purchase price payable, current 9,514 12,077 Due to related parties 51 112 Current portion of long-term debt 39,611 29,959 Operating lease liability, current 6,861 3,339 Contract liability, current 2,940 2,590 Other current liabilities 17,402 3,937 Total current liabilities 106,510 68,228 Alignment shares liability 60,502 66,145 Long-term debt, net of unamortized debt issuance costs and current portion 1,163,307 634,603 Intangible liabilities, net 18,945 12,411 Purchase price payable, noncurrent — 6,940 Asset retirement obligations 17,014 9,575 Operating lease liability, noncurrent 180,701 94,819 Contract liability 5,620 5,397 Deferred tax liabilities, net 9,831 11,011 Other long-term liabilities 2,908 4,700 Total liabilities $ 1,565,338 $ 913,829 Commitments and contingent liabilities Redeemable noncontrolling interests 26,044 18,133 Stockholders' equity Common stock $0.0001 par value; 988,591,250 shares authorized as of December 31, 2023, and December 31, 2022; 158,999,886 and 158,904,401 shares issued and outstanding as of December 31, 2023, and December 31, 2022 16 16 Additional paid-in capital 485,063 470,004 Accumulated deficit (55,274) (45,919) Accumulated other comprehensive income $ 17,273 $ — Total stockholders' equity $ 447,078 $ 424,101 Noncontrolling interests 51,889 20,825 Total equity $ 498,967 $ 444,926 Total liabilities, redeemable noncontrolling interests, and equity $ 2,090,349 $ 1,376,888

18 Statement of Operations Condensed Consolidated Income Statement (In thousands, except share and per share data) Three Months Ended December 31, Year Ended December 31, 2023 2022 2023 2022 Operating revenues, net $ 34,192 $ 26,764 $ 155,162 $ 101,163 Operating expenses Cost of operations (exclusive of depreciation and amortization shown separately below) 8,254 4,690 29,636 17,532 General and administrative 8,606 5,524 32,453 25,026 Depreciation, amortization and accretion expense 15,573 8,781 53,627 29,600 Acquisition and entity formation costs 1,380 3,046 4,508 3,629 Loss on fair value remeasurement of contingent consideration 2,057 225 2,207 79 Loss (gain) on disposal of property, plant and equipment — — 649 (2,222) Stock-based compensation 3,680 2,734 14,984 9,404 Total operating expenses $ 39,550 $ 25,000 $ 138,064 $ 83,048 Operating income (5,358) 1,764 17,098 18,115 Other (income) expense Change in fair value of redeemable warrant liability — (800) — 5,647 Change in fair value of alignment shares liability 17,699 (70,681) (5,632) (61,314) Other expense (income), net 134 (1,066) 1,784 (3,926) Interest expense, net 17,336 6,394 47,486 22,162 Loss on extinguishment of debt, net 197 2,303 116 2,303 Total other expense (income) $ 35,366 $ (63,850) $ 43,754 $ (35,128) (Loss) income before income tax expense $ (40,724) $ 65,614 $ (26,656) $ 53,243 Income tax benefit (expense) 760 1,472 683 (1,076) Net (loss) income $ (39,964) $ 67,086 $ (25,973) $ 52,167 Net loss attributable to noncontrolling interests and redeemable noncontrolling interests (12,837) (797) (16,618) (3,270) Net (loss) income attributable to Altus Power, Inc. $ (27,127) $ 67,883 $ (9,355) $ 55,437 Net (loss) income per share attributable to common stockholders Basic $ (0.17) $ 0.43 $ (0.06) $ 0.36 Diluted $ (0.17) $ 0.42 $ (0.06) $ 0.35 Weighted average shares used to compute net (loss) income per share attributable to common stockholders Basic 158,737,305 158,109,614 158,699,959 154,648,788 Diluted 158,737,305 159,338,967 158,699,959 155,708,993

Non-GAAP Definitions 19 We define adjusted EBITDA as net income plus net interest expense, depreciation, amortization and accretion expense, income tax expense or benefit, acquisition and entity formation costs, stock-based compensation expense, and excluding the effect of certain non-recurring items we do not consider to be indicative of our ongoing operating performance such as, but not limited to, gain or loss on fair value remeasurement of contingent consideration, gain or loss on disposal of property, plant and equipment, change in fair value of redeemable warrant liability, change in fair value of Alignment Shares liability, loss on extinguishment of debt, net, and other miscellaneous items of other income and expenses We define adjusted EBITDA margin as adjusted EBITDA divided by operating revenues. Adjusted EBITDA and adjusted EBITDA margin are non-GAAP financial measures that we use to measure our performance. We believe that investors and analysts also use adjusted EBITDA and adjusted EBITDA margin in evaluating our operating performance. These measurements are not recognized in accordance with GAAP and should not be viewed as an alternative to GAAP measures of performance. The GAAP measure most directly comparable to adjusted EBITDA is net income and to adjusted EBITDA margin is net income over operating revenues. The presentation of adjusted EBITDA and adjusted EBITDA margin should not be construed to suggest that our future results will be unaffected by non-cash or non-recurring items. In addition, our calculation of adjusted EBITDA and adjusted EBITDA margin are not necessarily comparable to adjusted EBITDA and adjusted EBITDA margin as calculated by other companies and investors and analysts should read carefully the components of our calculations of these non-GAAP financial measures. We believe adjusted EBITDA is useful to management, investors and analysts in providing a measure of core financial performance adjusted to allow for comparisons of results of operations across reporting periods on a consistent basis. Factors in this determination include the exclusion of (1) variability due to gains or losses related to fair value remeasurement of contingent consideration and the change in fair value of redeemable warrant liability and Alignment Shares liability, (2) strategic decisions to acquire businesses, dispose of property, plant and equipment or extinguish debt, and (3) the non-recurring nature of stock-based compensation and other miscellaneous items of income and expense, which affect results in a given period or periods. In addition, adjusted EBITDA represents the business performance of the Company before the application of statutory income tax rates and tax adjustments corresponding to the various jurisdictions in which the Company operates, as well as interest expense and depreciation, amortization and accretion expense, which are not representative of our ongoing operating performance. Adjusted EBITDA is also used by our management for internal planning purposes, including our consolidated operating budget, and by our board of directors in setting performance-based compensation targets. Adjusted EBITDA should not be considered an alternative to but viewed in conjunction with GAAP results, as we believe it provides a more complete understanding of ongoing business performance and trends than GAAP measures alone. Adjusted EBITDA has limitations as an analytical tool, and you should not consider it in isolation or as a substitute for analysis of our results as reported under GAAP. In addition to adjusted EBITDA, we may also refer to ARR or annual recurring revenues, or ARR, which is a non-GAAP measure. ARR is an estimate that management uses to determine the expected annual revenue potential of our operating asset base at the end of a calendar year. ARR assumes customary weather, production, expenses and other economic and market conditions, as well as seasonality. It is not derived from a GAAP financial measure so it is difficult to provide a meaningful reconciliation to GAAP. The elements of our financial statements that are considered or evaluated in determining our ARR are the following: the estimated megawatt hours of generation assuming all new build and operating assets added any time during the year were in place for the full year and the estimated power prices for such assets based on historical power prices. We believe this metric can be helpful to assess our portfolio asset base in operation at the beginning of an annual period, e.g. if we were to receive the benefit of assets added for a full year even if they were added during a partial year. This figure is only an estimate and is based on a number of assumptions by Altus Power's management that may or may not be realized. Altus Power does not provide GAAP financial measures on a forward-looking basis because the Company is unable to predict with reasonable certainty and without unreasonable effort, items such as acquisition and entity formation costs, gain on fair value remeasurement of contingent consideration, change in fair value of redeemable warrant liability, change in fair value of alignment shares. These items are uncertain, depend on various factors, and could be material to Altus Power’s results computed in accordance with GAAP.

Adjusted EBITDA Definitions 20 Depreciation, Amortization and Accretion Expense. Depreciation expense represents depreciation on solar energy systems that have been placed in service. Depreciation expense is computed using the straight-line composite method over the estimated useful lives of assets. Leasehold improvements are depreciated over the shorter of the estimated useful lives or the remaining term of the lease. Amortization includes third party costs necessary to enter into site lease agreements, third party costs necessary to acquire PPA and NMCA customers and favorable and unfavorable rate revenues contracts. Third party costs necessary to enter into site lease agreements are amortized using the straight-line method ratably over 15-30 years based upon the term of the individual site leases. Third party costs necessary to acquire PPAs and NMCA customers are amortized using the straight-line method ratably over 15-25 years based upon the term of the customer contract. Estimated fair value allocated to the favorable and unfavorable rate PPAs and REC agreements are amortized using the straight-line method over the remaining non-cancelable terms of the respective agreements. Accretion expense includes over time increase of asset retirement obligations associated with solar energy facilities. Income Tax (Expense) Benefit. We account for income taxes under ASC 740, Income Taxes. As such, we determine deferred tax assets and liabilities based on temporary differences resulting from the different treatment of items for tax and financial reporting purposes. We measure deferred tax assets and liabilities using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to reverse. Additionally, we must assess the likelihood that deferred tax assets will be recovered as deductions from future taxable income. We have a partial valuation allowance on our deferred state tax assets because we believe it is more likely than not that a portion of our deferred state tax assets will not be realized. We evaluate the recoverability of our deferred tax assets on an annual basis. Acquisition and Entity Formation Costs. Acquisition and entity formation costs represent costs incurred to acquire businesses and form new legal entities. Such costs primarily consist of professional fees for banking, legal, accounting and appraisal services. Stock-Based Compensation Expense. Stock-based compensation expense is recognized for awards granted under the Legacy Incentive Plans and Omnibus Incentive Plan, as defined in Note 17, "Stock-Based Compensation," to our consolidated financial statements included in our report on Form 10-K for the year ended December 31, 2023. Fair Value Remeasurement of Contingent Consideration. In connection with various acquisitions, contingent consideration may be payable upon achieving certain conditions. The Company estimates the fair value of contingent consideration using a Monte Carlo simulation model or an expected cash flow approach. Significant assumptions used in the measurement of fair value of contingent consideration associated with various acquisitions include market power rates, estimated volumes of power generation of acquired solar energy facilities, percentage of completion of in-development solar energy facilities, and the risk-adjusted discount rate associated with the business. Gain or Loss on Disposal of Property, Plant and Equipment. In connection with the disposal of assets, the Company recognizes a gain or loss on disposal of property, plant and equipment, which represents the difference between the consideration received and the carrying value of the disposed asset. Change in Fair Value of Redeemable Warrant Liability. In connection with the Merger, the Company assumed a redeemable warrant liability composed of publicly listed warrants (the "Redeemable Warrants") and warrants issued to CBRE Acquisition Sponsor, LLC in the private placement. In October 2022, the Company redeemed all outstanding Redeemable Warrants. The redeemable warrant liability was remeasured through the date all outstanding Redeemable Warrants were redeemed, and the resulting loss was included in the consolidated statements of operations. Change in Fair Value of Alignment Shares. Alignment Shares represent Class B common stock of the Company which were issued in connection with the Merger. Class B common stock, par value $0.0001 per share ("Alignment Shares") are accounted for as liability-classified derivatives, which were remeasured as of December 31, 2023, and the resulting gain was included in the consolidated statements of operations. The Company estimates the fair value of outstanding Alignment Shares using a Monte Carlo simulation valuation model utilizing a distribution of potential outcomes based on a set of underlying assumptions such as stock price, volatility, and risk-free interest rates. Loss on Extinguishment of Debt, net. When the repayment of debt is accounted for as an extinguishment of debt, loss on extinguishment of debt represents the difference between the reacquisition price of debt and the net carrying amount of the extinguished debt. Other (Income) Expense, Net. Other income and expenses primarily represent interest income, state grants, and other miscellaneous items.

contact info W: altuspower.com P: (203) 698-0090